UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:           December 15, 2011
(Date of earliest event reported)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	IRS Employer Identification No.

1-11337	INTEGRYS ENERGY GROUP, INC. (A Wisconsin Corporation) 130 East Randolph Street Chicago, Illinois 60601-6207 (312) 228-5400	39-1775292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As previously reported, Paul W. Jones was elected to the Board of Directors (the “Board”) of Integrys Energy Group, Inc. (the “Company”) effective December 15, 2011.  As a result, effective December 15, 2011, the Board approved an amendment to the Company’s By-laws to increase the size of the Board from 12 to 13 directors.

Item 9.01	Financial Statements and Exhibits.

	(a)	Not applicable.

	(b)	Not applicable.

	(c)	Not applicable.

	(d)	Exhibits. The following exhibits are being filed herewith:

		3.1	Amendment to the By-laws of Integrys Energy Group, Inc. effective December 15, 2011

		3.2	Integrys Energy Group, Inc. By-laws as in effect at December 15, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRYS ENERGY GROUP, INC. By: /s/ Barth J. Wolf Barth J. Wolf Vice President, Chief Legal Officer and Secretary

Date: December 20, 2011

INTEGRYS ENERGY GROUP, INC.

Exhibit Index to Form 8-K
Dated December 15, 2011

Exhibit Number
3.1	Amendment to the By-laws of Integrys Energy Group, Inc. effective December 15, 2011

3.2	Integrys Energy Group, Inc. By-laws as in effect at December 15, 2011